UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2006
___________

CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 24, 2006, each of the board of directors (the “Board”) of CarMax, Inc. (the “Company”) and the Compensation and Personnel Committee of the Board (the “Committee”) met and addressed the following issues.

Annual Performance-Based Bonus Plan

The Committee recommended and the Board approved certain amendments to the CarMax, Inc. Annual Performance-Based Bonus Plan, as amended and restated (the “Bonus Plan”), which amendments revised the definition of “Subsidiary” contained in Section 2(r) and corrected certain typographical errors within the Bonus Plan. The Bonus Plan, as amended and restated effective April 24, 2006, is filed herewith as Exhibit 10.1, and is hereby incorporated by reference into this Item 1.01.

The Committee also established pre-tax net income goals for fiscal year 2007 under the Bonus Plan, which is maintained by the Company for its employees, including its named executive officers. Under the Bonus Plan, the Committee fixes pre-tax net income goals for the Company for each fiscal year. Participants receive a predetermined percentage of their base pay as an annual cash bonus depending upon the pre-tax net income level achieved by the Company.

The Committee also authorized the payment under the Bonus Plan by the Company of annual cash bonus awards for fiscal year 2006 to the Company’s named executive officers. These annual cash bonus awards were earned under the Bonus Plan based upon the achievement of certain fiscal year 2006 pre-tax net income levels, which were previously established by the Committee. Because the Company exceeded its pre-tax earnings goals for fiscal year 2006, as well as the pre-tax earnings goal for the maximum bonus pay-out for fiscal year 2006, the named executive officers earned and received 150% of their respective target bonuses. The annual cash bonus awards for fiscal year 2006 for the Company’s named executive officers are set forth in the table below.
Name and Position	Fiscal 2006 Annual Cash Bonus
Austin Ligon President and Chief Executive Officer	$1,181,250
Thomas J. Folliard Executive Vice President, Store Operations	$467,775
Keith D. Browning Executive Vice President and Chief Financial Officer	$467,775
Michael K. Dolan Senior Vice President and Chief Information Officer	$277,199
Joseph S. Kunkel Senior Vice President, Marketing and Strategy	$277,199

Annual Base Salaries

Pursuant to the Compensation and Personnel Committee Charter, the Committee reviewed and approved the annual base salaries to be paid to the Company’s named executive officers for fiscal year 2007. The annual base salary for fiscal year 2007, effective as of March 26, 2006, for each of the Company’s named executive officers is set forth in the table below. Mr. Ligon’s annual base salary for fiscal year 2007 remains unchanged from his annual base salary for fiscal year 2006; at the January 23, 2006 Committee meeting, the Committee decided that Mr. Ligon’s annual base salary will remain unchanged through the date of his retirement, which Mr. Ligon announced in October 2005.

Name and Position	Fiscal 2007 Annual Base Salary
Austin Ligon President and Chief Executive Officer	$787,500
Thomas J. Folliard Executive Vice President, Store Operations	$561,330
Keith D. Browning Executive Vice President and Chief Financial Officer	$561,330
Michael K. Dolan Senior Vice President and Chief Information Officer	$498,960
Joseph S. Kunkel Senior Vice President, Marketing and Strategy	$498,960

2002 Stock Incentive Plan, as amended and restated

Pursuant to the terms of the CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated (the “SIP”), the Committee recommended and the Board approved certain amendments to the SIP. These amendments were made in response to the adoption of Section 409A of the Internal Revenue Code of 1986, as amended (the “SIP 409A Amendments”). Specifically, the SIP 409A Amendments: (i) revised the definition of “Fair Market Value” contained in Section 2(k) of the SIP; (ii) incorporated the revised Fair Market Value definition into the calculation of the value of the Company Stock (as defined in the SIP) contained in Section 8(a)(iii) of the SIP; and (iii) revised the “Change in Capital Structure” section of the SIP (as set forth in Section 13 of the SIP) to comply with Internal Revenue Code Section 409A. Additionally, a revision was made to the definition of “Change of Control” contained in Section 2(d) of the SIP to clarify the terms used in that definition. The description of the amendments to the SIP herein is a summary of the amendments and does not purport to be complete, and is qualified in its entirety by reference to the SIP, which is filed herewith as Exhibit 10.2 and is hereby incorporated by reference into this Item 1.01.

Additionally, the Committee approved the form of notice of stock option grant filed herewith as Exhibit 10.3. This form of notice of stock option grant will be used by the Committee to grant options to acquire Company common stock to certain named and other executive officers of the Company pursuant to the SIP, and is hereby incorporated by reference into this Item 1.01.

2002 Non-Employee Directors Stock Incentive Plan, as amended and restated

Pursuant to the terms of the CarMax, Inc. 2002 Non-Employee Directors Stock Incentive Plan, as amended and restated (the “NEDSIP”), the Committee recommended and the Board approved certain amendments to the NEDSIP. These amendments were made in response to the adoption of Section 409A of the Internal Revenue Code of 1986, as amended (the “NEDSIP 409A Amendments”). Specifically, the NEDSIP 409A Amendments: (i) revised the definition of “Fair Market Value” contained in Section 2(i) of the NEDSIP; and (ii) revised the “Change in Capital Structure” section of the NEDSIP (as set forth in Section 14 of the NEDSIP) to comply with Internal Revenue Code Section 409A. Additionally, a revision was made to the definition of “Change of Control” contained in Section 2(c) of the NEDSIP to clarify the terms used in that definition. The description of the amendments to the NEDSIP herein is a summary of the amendments and does not purport to be complete, and is qualified in its entirety by reference to the NEDSIP, which is filed herewith as Exhibit 10.4 and is hereby incorporated by reference into this Item 1.01.

Additionally, the Committee approved the form of directors stock option grant agreement filed herewith as Exhibit 10.5. This form of directors stock option grant agreement will be used by the Committee to grant options to acquire Company common stock to certain non-employee directors of the Company pursuant to the NEDSIP, and is hereby incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 24, 2006, the Board elected Vivian M. Stephenson, the Chief Operating Officer of Williams-Sonoma, Inc. (retiring from Williams-Sonoma effective June 30, 2006), to the Board.

The Board has determined that Ms. Stephenson is an independent director under the applicable New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines.

On April 25, 2006, the Board appointed Ms. Stephenson to its Nominating and Governance Committee.

A copy of the Company’s press release announcing the election of Ms. Stephenson is filed herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2006, the Board approved an amendment to Section 2.2 of the Company’s Amended and Restated Bylaws (“the Bylaws”). The amendment increases the number of directors serving on the Board from eleven (11) to twelve (12). The full text of the Bylaws, as amended and restated April 24, 2006, is filed herewith as Exhibit 3.1 to this report and is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description of Exhibit
3.1	CarMax, Inc. Bylaws, as amended and restated April 24, 2006
10.1	CarMax, Inc. Annual Performance-Based Bonus Plan, as amended and restated April 24, 2006
10.2	CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated April 24, 2006
10.3	Form of Notice of Stock Option Grant between CarMax, Inc. and certain named and other executive officers
10.4	CarMax, Inc. 2002 Non-Employee Directors Stock Incentive Plan, as amended and restated April 24, 2006
10.5	Form of Directors Stock Option Grant Agreement between CarMax, Inc. and certain non-employee directors of the CarMax, Inc. board of directors
99.1	Press Release, dated April 28, 2006, issued by CarMax, Inc., entitled “Vivian M. Stephenson Elected to CarMax Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: April 28, 2006	By: /s/ Keith D. Browning
Keith D. Browning
Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
3.1	CarMax, Inc. Bylaws, as amended and restated April 24, 2006
10.1	CarMax, Inc. Annual Performance-Based Bonus Plan, as amended and restated April 24, 2006
10.2	CarMax, Inc. 2002 Stock Incentive Plan, as amended and restated April 24, 2006
10.3	Form of Notice of Stock Option Grant between CarMax, Inc. and certain named and other executive officers
10.4	CarMax, Inc. 2002 Non-Employee Directors Stock Incentive Plan, as amended and restated April 24, 2006
10.5	Form of Directors Stock Option Grant Agreement between CarMax, Inc. and certain non-employee directors of the CarMax, Inc. board of directors
99.1	Press Release, dated April 28, 2006, issued by CarMax, Inc., entitled “Vivian M. Stephenson Elected to CarMax Board of Directors”